REGISTRATION RIGHTS AGREEMENT

                          Dated as of December 14, 1998
                                     Between
                     Qwest Communications International Inc.
                                       and
                              Microsoft Corporation



                                       -i-
                                TABLE OF CONTENTS

                                                                            Page

1.       Demand Registration.................................................1
2.       Obligations of the Company..........................................1
5.       Obligations of the Purchaser........................................6
4.       Termination Provisions..............................................7
5.       Expenses............................................................7
6.       Indemnification and Contribution....................................7
         (a)      Indemnification by the Company.............................7
         (b)      Indemnification by the Purchaser...........................8
         (c)      Notice of Claims...........................................8
7.       Notices............................................................10
8.       Governing Law......................................................10
9.       Entire Agreement; Amendments.......................................11
10.      Successors and Assigns.............................................11
11.      Severability.......................................................11
12.      Termination of Company Obligation..................................11
13.      Counterparts.......................................................11
14.      No Transfer or Assignment of Registration Rights...................11
15.      Interpretation.....................................................11
16.      Non-Recourse.......................................................11

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of this 14th day of December, 1998, between Qwest Communications International Inc., a Delaware corporation (the "Company"), and Microsoft Corporation, a Washington corporation (the "Purchaser").

         WHEREAS, the Purchaser intends to purchase shares of Common Stock, par value, $0.01 per share (the "Common Stock") of the Company pursuant to the terms and conditions of a Stock Purchase Agreement dated as of December 14, 1998 (the "Purchase Agreement"); and

         WHEREAS, the Purchase Agreement requires that the Company enter into this Agreement with the Purchaser;

         NOW, THEREFORE, in consideration of the foregoing, the parties to this Agreement hereby agree as follows:

         1. Demand Registration. If, at any time ninety days after the date of this Agreement the Purchaser shall request the Company in writing to register under the Securities Act of 1933, as amended (the "Securities Act"), any or all of the shares of the Common Stock acquired by Purchaser pursuant to the Purchase Agreement (the shares of such Common Stock so registrable are referred to as the "Subject Stock"), the Company shall use its reasonable best efforts to cause the Subject Stock to be registered as soon as reasonably practicable so as to permit the sale thereof, and in connection therewith shall prepare and file a Form S-3 registration statement with the Securities and Exchange Commission (the "SEC") under the Securities Act to effect such registration; provided, however, that the Purchaser shall be entitled to one such request, and such request shall (i) express the intention of the Purchaser to offer or cause the offering of the Subject Stock for distribution, (ii) describe the nature or method of the proposed offer and sale thereof, and (iii) contain the undertaking of the Purchaser to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. In the event that Form S-3 is not then available, the registration statement shall be filed on the successor to Form S-3 or if there is no clear successor form, or if the Company is not eligible to use Form S-3 or a successor form, then the registration statement shall be filed using such form as may be available for the proposed distribution by the Purchaser with which it is least burdensome for the Company to comply. The Company agrees not to grant to any other person registration rights pursuant to which such person would have the right to register shares of Common Stock on a registration statement filed by the Company pursuant to the exercise of Purchaser's rights under this Agreement.

         2. Obligations of the Company.

                  (a) Whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any Subject Stock under the Securities Act, the Company shall (i) prepare and, as soon as reasonably practicable, file with the SEC a registration statement with respect to the shares of Subject Stock, and shall use its reasonable best efforts to cause such registration statement to become effective and to remain effective until the earlier of (A) the sale of the shares of Subject Stock so registered, (B) the withdrawal at the request of Purchaser of such shares from such registration statement or (C) six months after the registration statement becomes effective but in no event shall such effective period specified in sub-clause (C) end without Purchaser's written consent (x) sooner than two years and six months from the date of this Agreement nor (y) later than three years from the date of this Agreement; (ii) subject to paragraph (b) below, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be reasonably necessary to make and to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered pursuant to such registration statement until the earlier of (A), (B) or (C) in (i) above; and
(iii) take all such other action reasonably necessary to permit the shares of Subject Stock held by the Purchaser to be registered and disposed of in accordance with the method of disposition described herein.

                  (b) Notwithstanding anything in this Agreement to the contrary, by delivery of written notice to the Purchaser (a "Suspension Notice"), stating which one or more of the following limitations shall apply to the Purchaser, the Company may (1) postpone effecting the registration under this Agreement or (2) require the Purchaser to refrain from disposing of Subject Stock under the registration, in each case for a reasonable time specified in the notice but not exceeding an aggregate of 90 days in any one year period (which period may not be extended or renewed). The Company may postpone effecting a registration or require the Purchaser to refrain from disposing of Subject Stock under the registration, if (1) the Company in good faith determines that such registration or disposition would materially impede, delay or interfere with any material financing, offer or sale of equity securities or debt securities of the Company, acquisition, disposition or other material transaction by the Company or any of its material subsidiaries, (2) an investment banking firm of recognized national standing shall advise the Company in writing that effecting the disposition by such person of Subject Stock would materially and adversely affect an offering of equity securities of the Company, by the Company for its own account the preparation of which had then been commenced, or (3) the Company in good faith determines that the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would not be in the best interests of the Company; provided that the Company may not take any action pursuant to this Section with respect to any of the limitations on dispositions specified in clause (2) for a period of time in excess of 90 days in any one year period.

                  (c)  In  connection  with  any  registration  statement,   the
following provisions shall apply:

                  (1) The Company shall furnish to the Purchaser, prior to the filing thereof with the SEC, a copy of any registration statement, and each amendment thereof and each amendment or supplement, if any, to the prospectus included therein and shall use its reasonable efforts to reflect in each such document, when so filed with the SEC, such comments as the Purchaser and its counsel reasonably may propose.

                 (2) The Company shall take such action as may be necessary so that: (i) any registration statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference) complies in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules and regulations thereunder, and (ii) any registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (3) (A) The Company shall advise the Purchaser and, if requested by the Purchaser, confirm such advice in writing:

                           (i) when a  registration  statement and any amendment
                  thereto has been filed with the SEC and when the registration statement or any post-effective amendment thereto has become effective; and

                            (ii) of any  request  by the SEC for  amendments  or
                   supplements to the registration statement or the prospectus included therein or for additional information.

                           (B) The Company shall advise the Purchaser and, if requested by Purchaser, confirm such advice in writing of:

                           (i) the issuance by the SEC of any stop order suspending effectiveness of the registration statement or the initiation of any proceedings for that purpose; and

                           (ii) the receipt by the  Company of any  notification
                  with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose.

                  (4) The Company shall notify the Purchaser at any time when a Prospectus with respect to the Subject Stock is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the Registration Statement or the Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading; and, as promptly as practicable thereafter, but subject to Sections 2(b) and 4, the Company shall use its reasonable best efforts to prepare and file with the SEC an amendment or supplement to the Registration Statement or the Prospectus so that, as thereafter delivered to the purchasers of the Subject
         Stock, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As promptly as practicable after the issuance by the SEC of an order suspending the effectiveness of the Registration Statement, but subject to Sections 2(b) and 4, the Company shall use its best efforts to obtain the withdrawal of such order at the earliest possible moment.

                  (5) The Company shall furnish to the Purchaser with respect to the registration statement relating to the Subject Stock, without charge, such number of copies of such registration statement and any post-effective amendment thereto, including financial statements and schedules, and all reports, other documents and exhibits (including those incorporated by reference) as the Purchaser shall reasonably request.

                  (6) The Company shall furnish to the Purchaser such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) relating to the Subject Stock as the Purchaser may reasonably request in order to effect the offering and sale of the shares of Subject Stock to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current, and the Company consents (except during the continuance of any event described in Sections 2(b) or 4 to the use of the Prospectus or any amendment or supplement thereto by the Purchaser in connection with the offering and sale of the Subject Stock covered by the Prospectus or any amendment or supplement thereto.

                  (7) Prior to any offering of Subject Stock pursuant to any registration statement, the Company shall use its reasonable best efforts to register or qualify the shares of Subject Stock covered by such registration statement under the securities or blue sky laws of such states as the Purchaser shall reasonably request, maintain any such registration or qualification current until the earlier of (i) the sale of the shares of Subject Stock so registered, (ii) termination pursuant to Section 4 or (iii) the withdrawal of Subject Stock from the registration statement, and do any and all other acts and things either reasonably necessary or advisable to enable the Purchaser to consummate the public sale or other disposition of the shares of Subject Stock in domestic jurisdictions where the Purchaser desires to effect such sales or other disposition; provided, however, that the Company shall not be required to take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject or to qualify as a foreign corporation in any jurisdiction where the Company is not so qualified.

                  (8) In connection with any offering of shares of Subject Stock registered pursuant to this Agreement, the Company shall (x) furnish the Purchaser, at the Company's expense, on a timely basis with certificates free of any restrictive legends representing ownership of the shares of Subject Stock being sold in such denominations and registered in such names as the Purchaser shall request and (y) instruct the transfer agent and registrar of the Subject Stock to release any stop transfer orders with respect to the shares of Subject Stock.

                  (9) The Company shall make generally available to its security holders or otherwise provide in accordance with Section 11(a) of the Securities Act as soon as reasonably practicable after the effective date of the registration statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                  (10) The Company shall, if requested, promptly include or incorporate in a prospectus supplement or post-effective amendment to a registration statement, such information as the Purchaser or any underwriters reasonably request to be included therein in accordance with Section 3(b) and to which the Company does not reasonably object and shall make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment.

                  (11)  In  the  event   Purchaser   proposes   to   conduct  an
         underwritten public offering, then the Company shall: (i) enter into an underwriting agreement containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary underwritten distributions, and in connection therewith cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 6 (or such other provisions and procedures acceptable to the managing underwriters, if any) with respect to all parties to be indemnified pursuant to Section 6; (ii) make reasonably available for inspection by Purchaser and its counsel, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by Purchaser or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; and cause the Company's officers, directors and employees to make reasonably available for inspection all relevant information reasonably requested by Purchaser or any such underwriter, attorney, accountant or agent in connection with any such registration statement, in each case, as is customary for similar due diligence examinations; provided, however, that any records or documents that the Company determines, in good faith, after consultation with counsel to the Company and counsel to the Purchaser, to be confidential and which it notifies such persons are confidential shall not be disclosed to them, except in each case to the extent that (A) the disclosure of such records or documents is necessary to avoid or correct a misstatement or omission in the registration statement or (B) the release of such records or documents is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (the Purchaser shall, upon learning that disclosure of any such records or documents is sought in a court of competent jurisdiction, give notice to the Company, and allow the Company, at the Company's expense, to undertake appropriate action and to prevent disclosure of any such records or documents deemed confidential); (iii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any) addressed to Purchaser and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings (it being agreed that the matters to be covered by such opinion or written statement by such counsel delivered in connection with such opinions shall include a negative assurance statement as to the absence of material misstatements or omissions of material facts required to be stated in the registration statement in order to make the statements therein not misleading in such form as such counsel customarily provides in underwritten offerings); (iv) obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration statement), addressed to Purchaser and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; (v) deliver such documents and certificates as may be reasonably requested by Purchaser and the managing underwriters. The foregoing actions set forth in clauses
         (iii), (iv), and (v) of this Section 2(c)(11) shall be performed at each closing under any underwritten offering to the extent required thereunder, but, in any event, need not be performed by the Company more than twice. The managing underwriter for the offering and any additional investment bankers and managers to be used in connection with the offering shall be selected by the Company subject in each case to the consent of the Purchaser which consent shall not be unreasonably withheld, conditioned or delayed.

                  (12) The Company will use its best efforts to cause the Subject Stock to be admitted for quotation on the Nasdaq National Market or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the effective date of any registration statement hereunder.

                  (13) Any  obligation  of the  Company  under  this  Agreement, including any obligation to use its "best efforts," "reasonable best efforts" or take such actions as are reasonably required, shall not preclude the Company from taking any action or omitting to take any action (other than omitting to file necessary amendments, post-effective amendments and supplements if a Suspension Notice or Termination Notice is not then in effect pursuant to Section 2(b) or 4, respectively) that would result in the Company issuing a Suspension
         Notice  or   Termination   Notice   pursuant  to  Section  2(b)  or  4,
         respectively.

                  (d) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Subject Stock to the public without registration, the Company agrees to:

                  (1) make all filings with the SEC required by Rule 144(c) (or any similar provision then in force) under the Securities Act to permit the sale of the Subject Stock by any holder thereof to satisfy the conditions of Rule 144 (or any similar provision then in force).

                  (2) during the term of this Agreement, to furnish to the Purchaser upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as the Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing the Purchaser to sell any such securities without registration.

3. Obligations of the Purchaser.

                  (a) The Purchaser shall, (i) offer to sell or otherwise distribute the Subject Stock in reliance upon a registration contemplated by this Agreement only after a registration statement shall have been filed with the SEC, (ii) sell or otherwise distribute the Subject Stock in reliance upon such registration only if a registration statement is then effective under the Securities Act, (iii) not sell or otherwise distribute any of the Subject Stock during any period specified in a Suspension Notice delivered to the Purchaser pursuant to Section 2(b) or after receiving a Termination Notice pursuant to
Section 4 (until the Purchaser shall have received written notice from the Company that the registration is again effective), (iv) distribute the Subject Stock only in accordance with the manner of distribution contemplated by the prospectus and (v) report to the Company distributions made by the Purchaser of shares of the Subject Stock pursuant to the prospectus. The Purchaser, by participating in a registration pursuant to this Agreement, acknowledges that the remedies of the Company at law for failure by the Purchaser to comply with the undertaking contained in this paragraph (a) would be inadequate and that the failure would not be adequately compensable in damages and would cause irreparable harm to the Company, and therefore agrees that undertakings made by the Purchaser in this paragraph (a) may be specifically enforced.


                  (b) The Purchaser shall furnish, and shall cause each underwriter of the Subject Stock to be distributed pursuant to the registration to furnish, to the Company in writing promptly upon the request of the Company the information regarding the Purchaser or the underwriter, the contemplated distribution of the Subject Stock and the other information regarding the proposed distribution by the Purchaser and the underwriter that shall be required in connection with the proposed distribution by the applicable securities laws of the United States of America and the states thereof in which the Subject Stock are contemplated to be distributed. The information furnished by the Purchaser or any underwriter shall be certified by the Purchaser or the underwriter, as the case may be, and shall be stated to be specifically for use in connection with the registration.

                  (c) The obligations of the Company to maintain a registration statement are conditioned upon (i) the Purchaser or any underwriter of the Subject Stock furnishing to the Company the information in respect of the distribution of the Subject Stock that may be required under this Agreement to be furnished by the Purchaser or the underwriter to the Company and (ii) if such registration involves an underwritten offering, the Purchaser entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering.

                  (d) If the Purchaser intends to distribute the Subject Stock by means of an underwritten offering, the Purchaser shall cause the underwriter or underwriters selected for such underwriting to enter into an underwriting agreement in customary form and shall enter into such underwriting agreement with such underwriter or underwriters.

         4. Termination Provisions. Notwithstanding anything in this Agreement to the contrary, if, in the opinion of counsel for the Company (which opinion shall be reasonably acceptable to counsel for the Purchaser), there shall have arisen any legal impediment to the offering of the Subject Stock pursuant to this Agreement or if any legal action or administrative proceeding shall have been instituted or threatened or any other claim shall have been made relating to the registration or the offer made by the related prospectus or against any of the parties involved in the offering, the Company may at any time upon written notice to the Purchaser (a "Termination Notice") terminate the effectiveness of the related Registration Statement; provided that, promptly after those matters shall be resolved to the satisfaction of counsel for the Company, then, the Company shall cause the registration of the Subject Stock formerly covered by the Registration Statement that were removed from registration by the action of the Company.


         5. Expenses. The Company shall pay all fees and expenses incurred in connection with the performance of its obligations under Sections 1 and 2 hereof, including, without limitation, all SEC and blue sky registration and filing fees, printing expenses, transfer agents' and registrars' fees, and the reasonable fees and disbursements of the Company's outside counsel and independent accountants incurred in connection with the preparation, filing and amendment of any registration statement authorized by this Agreement (but excluding underwriters' and brokers' discounts and commissions).

         6.       Indemnification and Contribution.

                  (a) Indemnification by the Company. In the case of any offering registered pursuant to this Agreement, the Company agrees to indemnify and hold the Purchaser, each underwriter (if any) of shares of Subject Stock under such registration statements and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act harmless against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them, from time to time upon request, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or any amendment thereto) relating to the sale of such shares of Subject Stock, including all documents incorporated therein by reference, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), if used prior to the effective date of such registration statement or contained in the prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), if used within the period during which the Company shall be required to keep the registration statement to which such prospectus relates current pursuant to the terms of this Agreement, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this Section 6(a) shall not apply to such losses, claims, damages, liabilities or actions which shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission shall have been (x) made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser or any such underwriter specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto, or (y) made in any preliminary prospectus, and the prospectus shall have corrected such statement or omission and a copy of such prospectus shall have been delivered to the Purchaser or any such underwriter prior to the time such prospectus is required to be delivered by the Purchaser or the underwriter under applicable law.

                  (b) Indemnification by the Purchaser. In the case of each offering registered pursuant to this Agreement, the Purchaser agrees, in the same manner and to the same extent as set forth in Section 6(a) of this Agreement to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, its directors and those officers of the Company who shall have signed any such registration statement with respect to any statement in or omission from such registration statement or any preliminary prospectus (as amended or as supplemented, if amended or supplemented as aforesaid) or prospectus contained in such registration statement (as amended or as supplemented, if amended or supplemented as aforesaid), if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser specifically for use in connection with the preparation of such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

                  (c) Notice of Claims. Each party indemnified under Section 6(a) or Section 6(b) of this Agreement shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof, enclosing a copy of all papers served on such indemnified party. The omission of any indemnified party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in Section 6(a) or Section 6(b) of this Agreement, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, that if any indemnified party or parties reasonably determine that there may be legal defenses available to such indemnified party that are different from or in addition to those available to such indemnifying party or that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then such indemnifying party shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for the indemnified party shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this paragraph, such indemnifying party shall not be liable to such indemnified party under Section 6(a) or Section 6(b) of this Agreement for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (in addition to local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified persons from and against any loss or liability by reason of the settlement or judgment.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity provided for in this Section 6 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company and Purchaser shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity incurred by the Company and Purchaser, as incurred; provided that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person that was not guilty of such fraudulent misrepresentation. As between the Company, on the one hand, and Purchaser, on the other hand, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Purchaser, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 6(d), each person who controls the Company or the Purchaser within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as Purchaser or the Company, as the case may be. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

                  (e) The Company may require, as a condition to entering into any underwriting agreement with respect to the registration of Subject Stock, that the Company shall have received an undertaking reasonably satisfactory to it from each underwriter named in any such underwriting agreement, severally and not jointly, to comply with the provisions of paragraphs (a) through (d) of this
Section 6.

                  (f) The  obligations  of the Company and Purchaser  under this
Section 6 shall survive the completion of any offering of Subject Stock in a registration statement.

         7. Notices. Any notice or other communication given under this Agreement shall be sufficient if in writing and sent by registered or certified mail, return receipt requested, postage prepaid, to a party at its address set forth below (or at such other address as shall be designated for such purpose by such party in a written notice to the other party hereto):

                  (a)      if to the Company, to it at:

                           Qwest Communications International Inc.
                           700 Qwest Tower
                           555 Seventeenth Street
                           Denver, CO  80202
                           Facsimile Number:  (303) 992-1772
                           Attn:  Chief Financial Officer

                with a copy addressed as set forth above but to the attention of General Counsel, facsimile number: (303) 992-1044 and with an additional copy to:

                           Steven L. Grossman
                           O'Melveny & Myers LLP
                           1999 Avenue of the Stars
                           Los Angeles, California 90067-6035
                           Facsimile Number:  (310) 246-6779

                   (b)     if to the Purchaser, to it at:

                           Microsoft Corporation
                           One Microsoft Way
                           Building 8
                           North Office 2211
                           Redmond, WA  98052-6399
                           Attention:  Chief Financial Officer
                           Facsimile Number:  (425) 936-7369

              with a copy addressed as set forth above but to the attention of General Counsel, Finance and Administration, facsimile number: (425) 869-1327 with a copy to:

                           Richard B. Dodd
                           Preston Gates & Ellis LLP
                           5000 Columbia Center
                           701 Fifth Avenue
                           Seattle, WA  98104-7078
                           Facsimile Number:  (206) 623-7022


All such notices and communications shall be effective when received by the addressee.

         8. Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of New York as applied to contracts entered into solely between residents of, and to be performed entirely within, such state, and without reference to principles of conflicts of laws or choice of laws.

         9. Entire Agreement; Amendments. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restriction of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         12. Termination of Company Obligation. All registration rights provided hereunder shall terminate upon the earlier to occur of the third anniversary of the date of this Agreement.

         13. Counterparts This Agreement may be executed in two or more partially or fully executed counterparts and by facsimile signatures each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument. The execution and delivery of a Signature Page - Registration Rights Agreement in the form attached to this Agreement by any party hereto who shall have been furnished the final form of this Agreement shall constitute the execution and delivery of this Agreement by such party.

         14. No Transfer or Assignment of Registration Rights. The registration rights set forth in this Agreement shall not be transferable or assignable by the Purchaser, except to (i) any person or group approved in writing by the Company; or (ii) a corporation of which the Purchaser owns more than 50% of the voting power entitled to be cast in the election of directors; provided, however, that each transferee agrees in writing to be subject to all the terms and conditions of this Agreement and the Purchase Agreement.

         15. Interpretation. The words "include," "includes," and "including" when used therein shall be deemed in each case to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16. Non-Recourse. No recourse under this Agreement shall be had against any "controlling person" (within the meaning of Section 20 of the Exchange Act) of the Company or the stockholders, directors, officers, employees, agents and affiliates of the Company or such controlling persons, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any law, rule, regulation, order or decree, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by such controlling person, stockholder, director, officer, employee, agent or affiliate, as such, for any obligations of the Company under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation; provided, however, that nothing contained in this Section 16 shall be deemed to be a waiver by the Company or any such controlling person, stockholder, director, officer, employee, agent or affiliate of the Company of their respective liabilities under applicable federal or state securities laws, rules or regulations.

              [The balance of this page intentionally left blank.]

                  SIGNATURE PAGE--REGISTRATION RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                 QWEST COMMUNICATIONS INTERNATIONAL INC., a Delaware corporation


                                 By: /s/ Robert S. Woodruff
                                 Name:  Robert S. Woodruff
                                 Title: Executive Vice President - Finance and
                                        Chief Financial Officer







                                 MICROSOFT CORPORATION,
                                 a Washington corporation


                                 By: /s/ Gregory B. Maffei
                                 Name: Gregory B. Maffei
                                 Title: Vice President and Chief Financial
                                        Officer